Exhibit 10.1

Execution Version

PLBY Group, Inc.

Exchange Agreement

November 11, 2024

Table of Contents

Page

Section 1.	DEFINITIONS	1
Section 2.	RULES OF CONSTRUCTION	4
Section 3.	THE EXCHANGE	5
(a)	Generally	5
(b)	The Closing	5
Section 4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY AND THE BORROWER	6
(a)	Due Incorporation, Valid Existence and Good Standing; Power to Perform Obligations	6
(b)	Capitalization; Valid Issuance	6
(c)	No Default or Event of Default	7
(d)	Non-Contravention	7
(e)	No Consents	7
(f)	Authorization, Execution and Delivery of This Agreement	7
(g)	SEC Reports	8
(h)	Financial Statements	8
(i)	Absence of Certain Changes	9
(j)	Litigation	9
(k)	Compliance with Laws	9
(l)	Intellectual Property	10
(m)	[Reserved.]	10
(n)	Listing and Maintenance Requirements	10
(o)	Listing Application	11
(p)	No Broker Fees	11
(q)	Manipulation of Price	11
(r)	Private Offering; No General Solicitation	11
(s)	Investment Company Act	12
(t)	Mutual Negotiation	12
Section 5.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR	12
(a)	Due Formation, Valid Existence and Good Standing; Authorization, Execution and Delivery of This Agreement	12
(b)	Power to Perform Obligations and Bind Accounts; Survival of Authority	12
(c)	Non-Contravention	13
(d)	Acknowledgement of Risks; Investment Sophistication	13
(e)	Certain Investment Matters	13
(f)	No Investment, Tax or Other Advice	14
(g)	Advice	14
(h)	Investment Decision Matters	15
(i)	Due Diligence	15
(j)	No Regulatory Agency Recommendation or Approval	15
(k)	Mutual Negotiation	15

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Section 6.	CONDITIONS TO OBLIGATIONS OF THE COMPANY, THE BORROWER AND THE INVESTORS	16
(a)	Conditions to the Company’s and the Borrower’s Obligations	16
(b)	Conditions to the Investors’ Obligations	16
Section 7.	OTHER COVENANTS	17
(a)	Furnishing of Information	17
(b)	Securities Laws Disclosure; Publicity	17
(c)	Indemnification of Investor	18
(d)	Listing	18
(e)	Efforts to Close	18
Section 8.	TAX MATTERS	18
Section 9.	TRANSFER RESTRICTIONS	19
Section 10.	MISCELLANEOUS	19
(a)	Waiver; Amendment	19
(b)	Assignability	19
(c)	Further Instruments and Acts	19
(d)	Waiver of Jury Trial	19
(e)	Governing Law; Jurisdiction; Service of Process	20
(f)	Section and Other Headings	20
(g)	Counterparts	20
(h)	Notices	20
(i)	Binding Effect	20
(j)	Severability	20
(k)	Entire Agreement	20
(l)	Specific Performance	21

Exhibits

Exhibit A: Exchanges	A-1

Exhibit B: Certificate of Designation	B-1

Exhibit C: Form of Registration Rights Agreement	C-1

Exhibit D: Amendment No. 3	D-1

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EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of November 11, 2024, among PLBY Group, Inc., a Delaware corporation (the “Company”), Playboy Enterprises, Inc., a Delaware corporation (the “Borrower”), and the investors named in Exhibit A hereto (each an “Investor,” and collectively, the “Investors”).

WHEREAS, the Company, the Borrower and the Investors desire to engage in the Exchange on the terms set forth in this Agreement.

WHEREAS, in connection with the Exchange (defined below), the Company will issue to the Investors (or, to the extent reflected on Exhibit A, their respective designees in lieu thereof) 28,000.00001 authorized but unissued shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Convertible Preferred Stock”), with an initial stated value of $1,000.00 per share, on the terms and subject to the conditions set forth in this Agreement.

WHEREAS, the terms of the Series B Convertible Preferred Stock are set forth in the Certificate of Designation (defined below), attached hereto as Exhibit B.

THEREFORE, the Company, the Borrower and each Investor agree as follows.

Section 1.                DEFINITIONS.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

“Amended and Restated Credit Agreement” means that certain Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2023, by and among the Borrower, the Company, the other guarantors from time to time party thereto, the Lenders from time to time party thereto, and DBD Credit Funding LLC, as Administrative Agent, as amended, restated, amended and restated, supplemented, extended, renewed or otherwise modified, in whole or in part, from time to time in accordance with the terms thereof.

“Borrower” has the meaning set forth in the first paragraph of this Agreement.

“Business Day” means any day, excluding (a) any Saturday or Sunday, (b) any day which is a legal holiday under the Laws of the State of New York or Los Angeles, California or (c) any day on which banking institutions located in the State of New York or Los Angeles, California are authorized or required by Law to close.

“Certificate of Designation” means that certain Certificate of Designation of Series B Convertible Preferred Stock of the Company, attached hereto as Exhibit B.

“Closing” has the meaning set forth in Section 3(b)(i).

“Closing Date” has the meaning set forth in Section 3(b)(i).

“Common Stock” has the meaning set forth in Section 4(b)(i).

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Company Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, arrangement, policy or contract relating to severance, termination, garden leave, pay in lieu, gross-up, pension, profit-sharing, savings, retirement, death benefit, group insurance, hospitalization, medical, dental, life, employee loan, restrictive covenant, relocation, clawback, fringe benefit, cafeteria, disability, consulting, change in control, employment, compensation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase, phantom stock or other equity or equity-based compensation, deferred compensation or other benefit or compensation, in each case, that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute to, or has or may have any current or contingent liability or obligation, including on account of an ERISA Affiliate, other than any plan, program, policy, agreement or arrangement sponsored and administered by a Governmental Authority.

“Delaware Secretary” has the meaning set forth in Section 4(b)(i).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

“ERISA Affiliate” means, with respect to the Company or any of its Subsidiaries, any member of any group of organizations described in Section 414(b), (c), (m), (n) or (o) of the IRC of which the Company or such Subsidiary is a member.

“ERISA Plan” has the meaning set forth in Section 5(e)(vi).

“Exchange” has the meaning set forth in Section 3(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“Holder” has the meaning given in the Certificate of Designation.

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“Investor” has the meaning set forth in the first paragraph of this Agreement.

“IRC” means the Internal Revenue Code of 1986, as amended, or any successor law, and regulations issued pursuant to the Internal Revenue Code or any successor law.

“Knowledge” means, with respect to the Company, the actual knowledge of each executive officer of the Company.

“Leased Real Property” means all right, title and interest of the Company and its Subsidiaries to any leasehold interests in any real property, together with all buildings, structures, improvements and fixtures thereon.

“Liens” means any mortgages, liens, pledges, charges, security interests, encumbrances, title retention agreements, options, preemptive rights, equity or other adverse claims.

“Material Adverse Effect” has the meaning set forth in Section 4(d).

“NASDAQ” means the NASDAQ Global Market.

“Permitted Transfer” means the Transfer of Series B Convertible Preferred Stock by a Holder to its Affiliates (including accounts or funds managed or advised by such Holder or its Affiliates).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Proceeding” means any dispute, charge, claim, complaint, notice of violation, citation, arbitration, action, suit or proceeding of any nature, civil, criminal, administrative, regulatory or otherwise, in law or in equity, by or before any arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Rule 144” has the meaning set forth in Section 5(e)(iv).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended.

“Series B Convertible Preferred Stock” has the meaning set forth in the recitals.

“Similar Law Plan” has the meaning set forth in Section 5(e)(vi).

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, limited liability partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than fifty percent (50%) of the voting stock or other equity or partnership interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body, of such legal entity, its general partner or its managing member, or of which such Person controls the management, including any Person listed as a subsidiary of the Company in the SEC Reports.

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“Tranche A Loans” has the meaning set forth in Section 3(a).

“Tranche B Loans” has the meaning set forth in Section 3(a).

“Transfer” means any sale, pledge, assignment, encumbrance or other transfer or disposition of any Series B Convertible Preferred Stock to any Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. Notwithstanding the foregoing, the following shall not be deemed a Transfer hereunder and any such transaction shall in no way be prohibited, restricted or conditioned by any provision of this Agreement: (a) a bona fide direct or indirect transfer of an interest in an investment partnership or other investment fund that was not established solely to hold Series B Convertible Preferred Stock, (b) a transfer of any Series B Convertible Preferred Stock to the Company pursuant to the express terms of the Certificate of Designation, or (c) a transfer or disposition of any Series B Convertible Preferred Stock, the opportunity or requirement for which directly results from any action by the Company or any of its Affiliates (including any merger or recapitalization).

“Underlying Common Shares” means the shares of Common Stock into which the Series B Convertible Preferred Stock is convertible.

Section 2.                RULES OF CONSTRUCTION. For purposes of this Agreement:

(a)            “or” is not exclusive;

(b)            “including” means “including without limitation”;

(c)            “will” expresses a command;

(d)            words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(e)            “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement, unless the context requires otherwise;

(f)            references to currency mean the lawful currency of the United States of America, unless the context requires otherwise;

(g)           the exhibits, schedules and other attachments to this Agreement are deemed to form part of this Agreement; and

(h)           the parties hereto have participated jointly in negotiating and drafting this Agreement and, in the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

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Section 3.                THE EXCHANGE.

(a)           Generally. Subject to the other terms of this Agreement, each Investor agrees to exchange (the “Exchange”), with the Company and the Borrower, the aggregate principal amount of Tranche A Loans under, and as defined in, the Amended and Restated Credit Agreement (the “Tranche A Loans”) and Tranche B Loans under, and as defined in, the Amended and Restated Credit Agreement (the “Tranche B Loans”) set forth opposite such Investor’s (and, if applicable, its designee’s) name on Exhibit A hereto for the issuance by the Company to such Investor (or, to the extent reflected on Exhibit A, its designee in lieu thereof) of the number of shares of Series B Convertible Preferred Stock set forth opposite such Investor’s name on Exhibit A, free and clear of any Liens (other than restrictions on transfer set forth in the Certificate of Designation or this Agreement or under applicable securities laws).

(b)            The Closing.

(i)             Closing Date and Location. The closing of the Exchange (the “Closing”) will take place remotely by exchange of documents and signatures (or their electronic counterparts) on November 13, 2024 or such other date as may be mutually agreed in writing on or before such date among the parties hereto (the date on which Closing occurs, the “Closing Date”).

(ii)             Issuance of Series B Convertible Preferred Stock. At the Closing, subject to the other terms and conditions of this Agreement, the Company shall sell, assign, transfer and issue to the Investors (or their designees), all right, title and interest in such portion of the shares of Series B Convertible Preferred Stock as indicated on Exhibit A hereto. Such shares of Series B Convertible Preferred Stock will not be represented by certificates and will be uncertificated shares. At the Closing, the Company shall provide to the Investors evidence of the issuance of the Series B Convertible Preferred Stock registered in the name of the Investor or its designee, via book-entry.

(iii)            Deemed Reduction of the Tranche A Loans and the Tranche B Loans. At the Closing, subject to the other terms and conditions of this Agreement, each Investor hereby agrees, subject to the satisfaction of Section 2(b)(ii) hereof, that the outstanding principal amount of the Tranche A Loans and Tranche B Loans opposite such Investor’s name as indicated on Exhibit A hereto shall be deemed cancelled, surrendered and extinguished.

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Section 4.                REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY AND THE BORROWER. Except as set forth in any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K filed or furnished by the Company with the SEC on or after January 1, 2023 but before the date of this Agreement (excluding, in each case, any disclosures set forth in any risk factor section or in any other section to the extent they are cautionary, predictive or forward-looking in nature), the Company and the Borrower represent and warrant, as of the date hereof and as of the Closing Date, to the Investors (and their designees), and covenant that:

(a)           Due Incorporation, Valid Existence and Good Standing; Power to Perform Obligations. The Company and each of its Subsidiaries is (i) duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to conduct its business as it is currently being conducted and to own its assets and (ii) qualified to do business and in good standing as a foreign corporation or other legal entity in each jurisdiction where its ownership of assets or operations requires such qualification. Each of the Company and the Borrower have full power and authority to consummate the Exchange and to execute and deliver, and perform its obligations under, this Agreement.

(b)           Capitalization; Valid Issuance.

(i)             After giving effect to the filing and effectiveness of the Certificate of Designation with the Secretary of State of the State of Delaware (the “Delaware Secretary”), the authorized capital stock of the Company will consist of (i) 5,000,000 shares of preferred stock, par value $0.0001 per share, of which (A) 50,000 shares have been designated non-convertible Series A Preferred Stock, par value $0.0001 per share, and (B) 28,000.00001 shares have been designated Series B Convertible Preferred Stock, and (ii) 150,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”). As of immediately following the transactions contemplated by this Agreement the issued and outstanding capital stock of the Company will consist of 89,586,709 shares of Common Stock, no shares of non-convertible Series A Preferred Stock, par value $0.0001 per share, of the Company, and the Series B Convertible Preferred Stock issued hereunder, and no shares of capital stock will be reserved for issuance (other than 7,739,313 shares of Common Stock reserved for issuance under the Company Plans and for and an indemnity holdback in connection with a prior acquisition made by the Company). All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable.

(ii)             Except as set forth in Section 4(b)(i), there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any shares of capital stock or other securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. The Company does not have outstanding any bonds, debentures, notes or other obligations, the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.

(iii)           When issued in receipt of the consideration therefor in the Exchange, the Series B Convertible Preferred Stock and, if and when issued, the Underlying Common Shares, will be duly authorized, validly issued, fully paid and non-assessable and free and clear of any Liens (other than restrictions on transfer set forth in the Certificate of Designation or this Agreement or under applicable securities laws), issued in compliance with all federal and state securities laws, and will not have been issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The issuance of the Series B Convertible Preferred Stock pursuant to this Agreement and the Underlying Common Shares have been duly authorized and reserved for issuance by all necessary corporate action of the Company.

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(c)           No Default or Event of Default. No Default or Event of Default (each as defined in the Amended and Restated Credit Agreement) has occurred and is continuing.

(d)           Non-Contravention. The execution and delivery by the Company and the Borrower of, and the performance by the Company and the Borrower of its obligations under, this Agreement, and the consummation of the transactions contemplated by this Agreement (including, without limitation, the Exchange), will not (i) contravene any law, rule or regulation to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, binding on the Company or the Borrower or any of its Subsidiaries or any judgment or order, injunction, decree or other restriction of any court, arbitrator or governmental or regulatory authority applicable to the Company or the Borrower or any such Subsidiary; (ii) constitute a breach or violation or result in a default (or an event that with notice or lapse of time or both would become a default) under any loan agreement, mortgage, lease or other agreement or instrument to which the Company or the Borrower or any of its Subsidiaries is a party or by which any of the foregoing is bound; (iii) result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iv) constitute a breach or violation or result in a default under the organizational documents of the Company or the Borrower or any of its Subsidiaries, except, in the case of clauses (i), (ii) or (iii) above, for such contraventions, conflicts, violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in (x) a material adverse effect on the legality, validity or enforceability of this Agreement, (y) a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Company or the Borrower or any of its Subsidiaries taken as a whole or (z) a material adverse effect on the performance by the Company or the Borrower of its obligations under this Agreement (any of clause (x), (y) or (z), a “Material Adverse Effect”).

(e)           No Consents. No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental or regulatory authority is required for the execution and delivery by the Company or the Borrower of, and the performance by the Company or the Borrower of its obligations under, this Agreement, and the consummation of the transactions contemplated by this Agreement, except such as have been obtained or made (or will, at the Closing, have been obtained or made) and except for any filings as may be required under the Exchange Act.

(f)            Authorization, Execution and Delivery of This Agreement. Each of the Company and the Borrower has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery by each of the Company and the Borrower of this Agreement and the consummation by the Company of the Exchange have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the board of directors or the Company’s stockholders in connection herewith or therewith. This Agreement has been (or upon delivery will have been) duly executed by each of the Company and the Borrower and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of each of the Company and the Borrower enforceable against them in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(g)          SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since February 10, 2021 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is eligible to file a registration statement on Form S-3, subject to limitations as set forth under Instruction 1.B.6(a) of Form S-3. None of the Subsidiaries of the Company is required to file any documents with the SEC. There are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Reports. None of the SEC Reports is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation. Each of the certifications and statements relating to the SEC Reports required by: (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act; (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes- Oxley Act); or (C) any other rule or regulation promulgated by the SEC or applicable to the SEC Reports is accurate and complete, and complies as to form and content in all material respects with all applicable Laws.

(h)           Financial Statements. Each of the consolidated statements of financial position, and the related consolidated statements of income, changes in equity and cash flows, included in the SEC Reports (x) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, (y) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates shown and the results of the consolidated operations, changes in equity and cash flows of the Company and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth, subject, in the case of any unaudited financial statements, to normal recurring year-end audit adjustments, and (z) have been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise set forth therein or in the notes thereto, and in the case of unaudited financial statements except for the absence of footnote disclosure. Except as set forth in the consolidated financial statements of the Company included in the SEC Reports, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. The books of account and other financial records of the Company and each of its Subsidiaries are true and complete in all material respects.

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(i)            Absence of Certain Changes. Since June 30, 2024, except for the execution and performance of this Agreement and any other agreements contemplated hereby and the discussions, negotiations and transactions related thereto, there has not been any Material Adverse Effect.

(j)            Litigation. There is no Proceeding pending or, to the Knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties that (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Series B Convertible Preferred Stock or (ii) would, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect.

(k)            Compliance with Laws.

(i)              Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries are and since July 3, 2021 (or such later date as the applicable Laws may have come into effect) have been, in compliance with all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations having the force of law, Permits, decrees, or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Authority (“Laws”) or judgments, in each case, that are applicable to the Company or any of its Subsidiaries, including the General Data Protection Regulation (EU) 2016/679, the Privacy and Electronic Communications Directive (2002/58/EC), and any national legislation implementing or supplementing the foregoing in the European Union, to the extent applicable. The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities (“Permits”) necessary for the lawful conduct of their respective businesses, except where the failure to hold the same would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)             None of the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any directors, officers, agents, employees or affiliates of the Company or any of its Subsidiaries is currently a person with whom dealings are prohibited under, or who is a subject of, any economic or other trade sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce or the U.S. Department of State, the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located or organized in a country or territory that is the subject or target of country-wide or territory-wide Sanctions (currently, Cuba, Iran, North Korea, Syria and the Crimea, Donetsk and Luhansk regions of Ukraine). The Company and its Subsidiaries have not for the past two years, to the Knowledge of the Company, engaged in any dealings or transactions in violation of Sanctions.

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(iii)           None of the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee from corporate funds; or (iii) violated or is in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. The Company and its Subsidiaries have instituted, maintained and enforced and will continue to maintain and enforce policies and procedures designed to promote compliance with all applicable anti-bribery and anti-corruption laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable anti-money laundering laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to any applicable anti-money laundering law is pending or, to the Knowledge of the Company, threatened. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with all Laws applicable to the Company and its Subsidiaries relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, and the customs and import Laws administered by U.S. Customs and Border Protection, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to any applicable anti-money laundering law is pending or, to the Knowledge of the Company, threatened.

(l)             Intellectual Property. Each of the Company and its Subsidiaries owns or licenses or otherwise has the right to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications and other intellectual property rights (the “Intellectual Property”) that are reasonably necessary in all material respects for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, and all such Intellectual Property is subsisting and, to the Knowledge of the Company, valid and enforceable, has not been abandoned, and is not subject to any outstanding order, judgment or decree restricting its use or adversely affecting such party’s rights thereto, except, in each case, for such failure to possess such rights, infringements, conflicts, nonsubsistence, invalidity, unenforceability, abandonment or outstanding orders, judgments or decrees, which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, no slogan or other advertising device, product, process, method, substance or other Intellectual Property or goods bearing or using any Intellectual Property presently contemplated to be sold by or employed by any of the Company or its Subsidiaries infringes any patent, trademark, service mark, trade name, copyright, license or other Intellectual Property owned by any other Person in any material respect, and no claim or litigation regarding any of the foregoing is pending or, to the Knowledge of the Company, threatened in writing, except for such infringements and conflicts which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(m)           [Reserved.]

(n)            Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ, and the Company has taken no action designed to, or which is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ, nor has the Company received any notification that the SEC or the NASDAQ is terminating or may terminate such registration or listing or otherwise or that the Company is alleged to be in breach or violation of any applicable listing requirements.

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(o)            Listing Application. The Company has submitted to NASDAQ a correct and complete Notification Form: Listing of Additional Shares for the listing of the Underlying Common Shares.

(u)           Takeover Laws. The Board of Directors of the Company has taken all necessary actions so that the restrictions on business combinations set forth in Article Tenth of the Company’s Certificate of Incorporation and any other similar applicable Law are not applicable to this Agreement, the transactions contemplated hereby, the issuance of the Series B Convertible Preferred Stock pursuant hereto or the issuance of the Underlying Common Shares. No “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation or any anti-takeover provision under applicable Law or in the Certificate of Incorporation or Bylaws is, or at the Closing will be, applicable to this Agreement, the transactions contemplated hereby, the issuance of the Series B Convertible Preferred Stock pursuant hereto or the issuance of the Underlying Common Shares in accordance with the Certificate of Designation.

(p)           No Broker Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Exchange.

(q)           Manipulation of Price. The Company has not taken, and, to the Knowledge of the Company, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Common Stock.

(r)            Private Offering; No General Solicitation.

(i)             Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, it is not necessary in connection with the issue of the Series B Convertible Preferred Stock to the Investors (or their designees) in the manner contemplated by this Agreement, to register the Series B Convertible Preferred Stock under the Securities Act.

(ii)             None of the Company or its Affiliates or any Person acting on any of their behalf directly or indirectly, has offered, sold or solicited any offer to buy, and will not, directly or indirectly, offer, sell or solicit any offer to buy (other than the Investors (and their designees) and their respective Affiliates, as to whom the Company makes no representation or warranty), any security of a type or in a manner which would be integrated with the issuance of the Series B Convertible Preferred Stock (other than the issuance of Series B Convertible Preferred Stock on the Closing Date hereunder). None of the Company or its Affiliates or any Person acting on any of their behalf (other than the Investors (and their designees) and their respective assignees, as to whom the Company makes no representation or warranty) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) of Regulation D or in any matter involving a public offering within the meaning of Section 4(a)(2) of the Securities Act) in connection with the offering of the Series B Convertible Preferred Stock.

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(iii)            The Series B Convertible Preferred Stock will not, on the date they are issued, be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on a U.S. automated interdealer quotation system.

(s)           Investment Company Act. Neither the Company nor the Borrower is, and immediately after the Exchange they will not be, an “investment company,” or an “affiliated person” of, or a “promoter” or “principal underwriter” for, an “investment company,” within the meaning of the Investment Company Act of 1940, and neither the issuance of the Series B Convertible Preferred Stock, nor the application of the proceeds or repayment thereof by the Company or the Borrower, nor the consummation of the transactions contemplated hereby, will require the Company or the Borrower to register as an “investment company” under the Investment Company Act of 1940.

(t)            Mutual Negotiation. The Company and the Borrower acknowledge that the terms of the Exchange have been mutually negotiated between the Investors, the Company and the Borrower. The Company and the Borrower were given a meaningful opportunity to negotiate the terms of this Agreement. The Company and the Borrower had a sufficient amount of time to consider whether to participate in the Exchange, and no Investor, or any of its Affiliates or agents, had placed any pressure on the Company or the Borrower to respond to the opportunity to participate in the Exchange.

Section 5.                REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR. Each Investor severally, and not jointly, represents and warrants (on behalf of itself and its designees), as of the date hereof and as of the Closing Date, to the Company and the Borrower, and covenants that:

(a)            Due Formation, Valid Existence and Good Standing; Authorization, Execution and Delivery of This Agreement. Such Investor (and its each of its designees) (i) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite organizational power and authority to carry out the Exchange, and to enter into, this Agreement and perform all obligations required to be performed by such Investor under this Agreement; and (ii) has duly authorized, executed and delivered this Agreement.

(b)           Power to Perform Obligations and Bind Accounts; Survival of Authority. If such Investor (and its each of its designees) is acquiring any Series B Convertible Preferred Stock or extinguishing any portion of the Tranche A Loans or Tranche B Loans as a fiduciary or agent for one or more accounts, then such Investor (and its each of its designees) represents that it has (i) the requisite investment discretion with respect to each such account necessary to effect the Exchange; (ii) full power to make the representations, warranties and covenants set forth in this Section 5 on behalf of such account; and (iii) contractual authority with respect to each such account. All authority conferred in this Agreement will survive the dissolution of such Investor, and any representation, warranty, undertaking and obligation of such Investor under this Agreement will be binding upon the trustees in bankruptcy, legal representatives, successors and assigns of such Investor (and its each of its designees).

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(c)            Non-Contravention. The execution and delivery by the Investor of, and the performance by the Investor (and its each of its designees) of its obligations under, this Agreement, and the consummation of the transactions contemplated by this Agreement (including, without limitation, the Exchange), will not (i) contravene any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to such Investor; or (ii) constitute a breach or violation or result in a default under the organizational documents of such Investor (or its designee) or any material loan agreement, mortgage, lease or other agreement or instrument to which such Investor is a party or by which it is bound, except, in the case of clauses (i) and (ii) above, for such contraventions, conflicts, violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of such Investor or on the performance by such Investor of its obligations under this Agreement.

(d)           Acknowledgement of Risks; Investment Sophistication. Such Investor (and its designee) understands and accepts that the Series B Convertible Preferred Stock to be received in the Exchange involves risks. Such Investor (and its designee) has such knowledge, skill and experience in business, financial and investment matters that such Person is capable of evaluating the merits and risks of the Exchange. With the assistance of such Investor’s own professional advisors, to the extent that such Investor has deemed appropriate, such Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of the Series B Convertible Preferred Stock and the consequences of the Exchange and this Agreement. Such Investor has considered the suitability of the Series B Convertible Preferred Stock as an investment in light of its own circumstances and financial condition, and such Investor is able to bear the risks associated with an investment in the Series B Convertible Preferred Stock. Such Investor (and its designee) understands that it must bear the economic risk of its investment in the Series B Convertible Preferred Stock indefinitely and is able to bear such risk and is able to afford a complete loss of such investment.

(e)           Certain Investment Matters.

(i)             Such Investor (and its designee) is, and was at the time such Investor was offered the Series B Convertible Preferred Stock, (i) a qualified institutional buyer (within the meaning of Rule 144A(a)(1) under the Securities Act), (ii) an institutional accredited investor (as such term is defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D) or (iii) a non-U.S. Person (as such term is defined in Regulation S) and will not acquire the Series B Convertible Preferred Stock for the account or benefit of any U.S. Person (as such term is defined in Regulation S).

(ii)             Such Investor (and its designee) is acquiring the Series B Convertible Preferred Stock for its own account, for investment purposes only and not with a view to any distribution thereof that would not otherwise comply with the Securities Act.

(iii)           Such Investor (and its designee) understands that (A) the Series B Convertible Preferred Stock have not been registered under the Securities Act and the Series B Convertible Preferred Stock are being issued by the Company in transactions exempt from the registration requirements of the Securities Act and (B) all or any part of the Series B Convertible Preferred Stock may not be offered or sold except pursuant to effective registration statements under the Securities Act or pursuant to applicable exemptions from registration under the Securities Act and in compliance with applicable state laws.

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(iv)           Such Investor (and its designee) understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act (“Rule 144”) (the provisions of which are known to such Investor) depends on the satisfaction of various conditions, which may not be satisfied, and that, if satisfied, Rule 144 may afford the basis for sales only in limited amounts. Such Investor (and its designee) understands that no public market now exists for the Series B Convertible Preferred Stock, and that the Company has made no assurances that a public market will ever exist for the Series B Convertible Preferred Stock.

(v)            Such Investor (and its designee) did not employ any broker or finder in connection with the transactions contemplated in this Agreement and no fees or commissions are payable to such Investor (or its designee), except as otherwise expressly provided for in this Agreement.

(vi)           No portion of the funds or assets that will be used by such Investor (or its designee) to acquire or hold the Series B Convertible Preferred Stock, constitute or will constitute the assets of any (A) employee benefit plan subject to Title I of ERISA, (B) plan described in and subject to Section 4975 of the IRC (each such employee benefit plan and plan described in clauses (A) and (B) referred to herein as an “ERISA Plan”), (C) plan, account or other arrangement subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the IRC that could cause the underlying assets of the Company to be treated as assets of such plan, account or arrangement (a “Similar Law Plan”) or (D) entity whose underlying assets are deemed to include “plan assets” of any such ERISA Plan or Similar Law Plan pursuant to Section 3(42) of ERISA and any regulations that may be promulgated thereunder or otherwise.

(vii)          The office or offices of each Investor (and its designee) in which its principal place of business is located is identified in the address or addresses provided on the signature page hereto of such Investor.

(f)            No Investment, Tax or Other Advice. Investor confirms that it is not relying on any statement (written or oral), representation or warranty made by, or on behalf of, the Company, the Borrower or any of their respective Affiliates or agents (excluding, for the avoidance of doubt, those expressly set forth in this Agreement or the Amended and Restated Credit Agreement) as investment, tax or other advice or as a recommendation to participate in the Exchange and receipt of the Series B Convertible Preferred Stock in exchange for cancellation of the Tranche A Loans and Tranche B Loans. Neither the Company, the Borrower nor any of their respective Affiliates or agents is acting or has acted as an advisor to such Investor in deciding whether to participate in the Exchange and to exchange the Tranche A Loans and Tranche B Loans for the Series B Convertible Preferred Stock.

(g)           Advice. Such Investor has had the opportunity to consult with its own tax and other advisors with respect to the consequences to such Investor of the exchange, receipt or ownership of the Series B Convertible Preferred Stock, including the tax consequences under federal, state, local and other income tax laws of the United States or any other country and the possible effects of changes in such tax laws. Such Investor has had an opportunity to consult with independent legal counsel regarding his, her or its rights and obligations under this Agreement and such Investor fully understands the terms and conditions contained herein.

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(h)           Investment Decision Matters. The Investor confirms that none of the Company, the Borrower or any of their respective Affiliates or agents have (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of the Series B Convertible Preferred Stock; or (ii) made any representation to the Investor regarding the legality of the Series B Convertible Preferred Stock under applicable investment guidelines, laws or regulations. In deciding to participate in the Exchange, the Investor is not relying on the advice or recommendations of the Company, the Borrower, or their respective Affiliates or agents, and has made its own independent decision that the terms of the Exchange and Series B Convertible Preferred Stock are suitable and appropriate for it.

(i)             Due Diligence. Such Investor is familiar with the business and financial condition and operations of the Company and the Borrower and has had the opportunity to conduct its own investigation of the Company and the Borrower and Series B Convertible Preferred Stock. Such Investor has had access to and reviewed information concerning the Company and the Borrower and the Series B Convertible Preferred Stock it deems necessary to enable it to make an informed investment decision concerning the Exchange. Such Investor has been offered the opportunity to ask questions of the Company and the Borrower and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Exchange. Such Investor has evaluated the risks of investing in the Series B Convertible Preferred Stock and understands there are substantial risks of loss incidental to the investment and has determined that it is a suitable investment for such Investor. The determination of such Investor to acquire any Series B Convertible Preferred Stock pursuant to this Agreement has been made by such Investor independent of any such answers given or other statements made by the Company and its Affiliates and representatives.

(j)             No Regulatory Agency Recommendation or Approval. Such Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Series B Convertible Preferred Stock or made any recommendation or endorsement, or made any finding or determination concerning the fairness or advisability, of such investment or the consequences of the Exchange and this Agreement.

(k)            Mutual Negotiation. Such Investor (and its designee) acknowledges that the terms of the Exchange have been mutually negotiated between such Investor, the Company and the Borrower. Such Investor (and its designee) was given a meaningful opportunity to negotiate the terms of the Exchange. Such Investor (and its designee) had a sufficient amount of time to consider whether to participate in the Exchange, and neither the Company nor the Borrower, nor any of their respective Affiliates or agents, has placed any pressure on the Investor to respond to the opportunity to participate in the Exchange.

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Section 6.                CONDITIONS TO OBLIGATIONS OF THE COMPANY, THE BORROWER AND THE INVESTORS.

(a)           Conditions to the Company’s and the Borrower’s Obligations. The obligation of the Company to issue the Series B Convertible Preferred Stock to each Investor as set forth in Exhibit A is subject to the satisfaction at or prior to the Closing of each of the following conditions precedent: (i) the representations, warranties and covenants of the Investor in Section 5 hereof are true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing, (ii) all covenants of the Investor in Section 5 and Section 7 to be performed at or before the Closing have been performed and there has been no breach of the same, and (iii) the Borrower and the Company shall have received evidence of the cancellation, surrender and extinguishment of the amount of the Tranche A Loans and Tranche B Loans as set forth in Exhibit A and (iv) each Investor shall have delivered to the Company and the Borrower a signature page to the Registration Rights Agreement, duly executed by such Investor.

(b)          Conditions to the Investors’ Obligations. The obligation of the Investors to cancel, surrender and extinguish the Tranche A Loans and Tranche B Loans set forth on Exhibit A is subject to the satisfaction at or prior to the Closing of each of the following conditions precedent: (u) the representations, warranties and covenants of the Company and the Borrower in Section 4 are true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing; (v) all covenants of the Company and the Borrower in Section 4 and Section 7 to be performed at or before the Closing have been performed and there has been no breach of the same; (w) there having not been any Material Adverse Effect since (or on) the date hereof; (x) the Company shall have filed with Secretary of State of Delaware a certificate of elimination commenced other actions required to terminate the Series A Preferred Stock Certificate of Incorporation; (y) there not being any injunction or other Law prohibiting the transactions contemplated hereby; and (z) the Company and the Borrower shall have delivered to the Investors:

(i)             a signature page to that certain Registration Rights Agreement, dated as of the Closing Date, in substantially the form attached hereto as Exhibit C (the “Registration Rights Agreement”), duly executed by the Company;

(ii)             a secretary’s certificate, dated as of the Closing Date, duly executed by the secretary of the Company, certifying as to the attachment thereof of true, correct and complete copies of (A) the resolutions of the board of directors of each of the Company and the Borrower, approving the transactions contemplated by this Agreement (including the execution of the Registration Rights Agreement and Amendment No. 3), which resolutions remain in full force and effect as of the Closing Date, (B) the certificate of incorporation of the Company as in effect as of the Closing Date, including the Certificate of Designation, (C) the bylaws of the Company as in effect as of the Closing Date and (D) an incumbency certificate containing the signatures of the officer(s) of the Company who execute this Agreement, the Registration Rights Agreement and Amendment No. 3;

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(iii)            an officer’s certificate, duly executed by an officer of each of the Company and the Borrower, certifying as to the satisfaction of the conditions set forth in Section 6(b)(u), (v) and (w); and

(iv)           a copy of that certain Amendment No. 3 to the Amended and Restated Credit Agreement, dated as of the date hereof, in substantially the form attached hereto as Exhibit D (“Amendment No. 3”), duly executed by the Borrower, the Company, the other guarantors party thereto, the Lenders party thereto, and DBD Credit Funding LLC, as Administrative Agent.

Section 7.                OTHER COVENANTS.

(a)            Furnishing of Information. The Company covenants to use reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

(b)           Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K with the Commission within the time required by the Exchange Act. The Company and the Investor shall consult with each other in issuing any press releases with respect to the Exchange, and neither the Company nor the Investor shall issue any such press release nor otherwise make any such public statement without the prior written consent of the Company, with respect to any press release of the Investor, or without the prior written consent of the Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld, conditioned or delayed, except (i) if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication, (ii) if such disclosure is consistent with the Form 8-K, or (iii) if such disclosure is limited to basic factual terms of the Exchange.

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(c)           Indemnification of Investor. Subject to the provisions of this Section 7(c), the Company and the Borrower will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company and Borrower in this Agreement or (ii) any action instituted against the Investor Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor Party, with respect to the Exchange (except to the extent that such action is based upon a material breach of such Investor Party’s representations, warranties or covenants under this Agreement or any binding agreement such Investor Party may have with any such stockholder or any violations by such Investor Party of state or federal securities laws or any conduct by such Investor Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to engage separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (x) the engagement thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel reasonably acceptable to the Investor Party or ceases to reasonably defend a claim or (z) in such action there is, in the reasonable opinion of counsel, a conflict on any material issue between the position of the Company and the position of such Investor Party, in each of which case the Company shall be responsible for the reasonable and documented fees and expenses of counsel engaged by the Investor Party (provided that, with respect to clause (z), the Company shall bear responsibility for no more than one such separate counsel). The Company will not be liable to any Investor Party under this Agreement (A) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, or (B) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement. If the Company elects to assume the defense of any claim hereunder, then the Company shall not be entitled to settle such claim without the prior written consent of the relevant Investor Party. The indemnification required by this Section 7(c) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred and shall be promptly repaid by such Investor if it is determined in a final, non-appealable adjudication in accordance with this Agreement that the Investor was not, under the standards of this Section 7(c), entitled to such indemnification. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company, the Borrower, or others and any liabilities the Company and the Borrower may be subject to pursuant to law.

(d)           Listing. The Company shall not effect any voluntary deregistration under the Exchange Act or any voluntary delisting with the NASDAQ and shall take all actions within its control to (i) maintain the listing of the Common Stock on NASDAQ and (ii) cause the Underlying Common Shares to be listed on NASDAQ at the time of issuance.

(e)           Efforts to Close. Each party hereto shall use its reasonable best efforts to take all actions as may reasonably be necessary or advisable to satisfy the conditions to Closing set forth in Section 6 and otherwise to consummate the transactions contemplated hereby in accordance herewith.

Section 8.                TAX MATTERS. On or prior to the date hereof, each Investor shall provide the Company and the Borrower two duly completed and properly executed copies of Internal Revenue Service Form W-9 or applicable form W-8 and any other tax form or related documentation requested in writing to permit payments and deliveries hereunder to be made without withholding or deduction.

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Section 9.                TRANSFER RESTRICTIONS.

(a)           The shares of the Series B Convertible Preferred Stock may not be Transferred without the prior written consent of the Company, except pursuant to a Permitted Transfer. Any Holder wishing to complete a Permitted Transfer shall (i) notify the Company in writing reasonably in advance of such Transfer and (ii) provide, prior to and as a condition to such Transfer, such evidence to the Company as the Company may reasonably request to confirm that such Transfer is a Permitted Transfer.

(b)           In the case of a Permitted Transfer, the Company will cooperate with such Holder (and any other applicable Holder) in connection with such Transfer and the Company will recognize and register on its books any such Transfer that is a Permitted Transfer. Any Transfer of Series B Convertible Preferred Stock other than a Permitted Transfer made in compliance with the terms of this Agreement shall be null and void, ab initio, and of no effect.

(c)           Notwithstanding any other provisions of this Section 9, no Transfer of Series B Convertible Preferred Stock may be made unless: (i) in accordance with Rule 144 or Rule 144A; or (ii) such Transfer would not require registration under applicable federal securities laws.

Section 10.              MISCELLANEOUS.

(a)           Waiver; Amendment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, each of (i) Investors acquiring a majority of the Series B Convertible Preferred Stock issued hereunder, (ii) the Company and (iii) the Borrower, or in the case of a waiver, by the party against whom the waiver is to be effective. No knowledge, investigation or inquiry, or failure or delay by the Company, the Borrower or any Investor in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any right or remedy hereunder will be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter.

(b)           Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof will be assignable by either the Company or the Borrower, on the one hand, or the Investors, on the other hand, without the prior written consent of the other party.

(c)           Further Instruments and Acts. Each of the parties to this Agreement agrees to execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to effectively carry out the purposes of this Agreement.

(d)           Waiver of Jury Trial. EACH OF THE COMPANY, THE BORROWER AND EACH INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

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(e)           Governing Law; Jurisdiction; Service of Process. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of this Agreement or the transactions contemplated hereby, and each of the parties hereto irrevocably and unconditionally waives and agrees not to plead or claim in any such suit or proceeding (i) any objection to the laying of venue thereof in any such court or (ii) that such suit or proceeding in any such court has been brought in an inconvenient forum. Each of the parties hereto further agrees that the mailing of process or other papers in connection with any suit or proceeding arising out of this Agreement or the transactions contemplated hereby shall be valid and sufficient if by (A) the mailing by registered or certified mail, return receipt requested, postage prepaid, to such party in accordance with Section 10(h) or (B) any other manner as may be permitted by applicable Law.

(f)            Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

(g)          Counterparts. This Agreement may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.

(h)            Notices. All notices and other communications provided for herein will be in writing and will be deemed to have been duly given if delivered personally or sent by nationally recognized overnight courier service or by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party may have hereafter specified by notice in writing to the other): (i) if to the Company or the Borrower, PLBY Group, Inc., 10960 Wilshire Boulevard, Suite 2200, Los Angeles, California 90024, Attention: Chris Riley; and (ii) if to an Investor, the address provided on the signature page hereto of such Investor.

(i)            Binding Effect. The provisions of this Agreement will be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

(j)            Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(k)           Entire Agreement. This Agreement, including all Exhibits hereto, constitutes the entire agreement of the parties hereto with respect to the specific subject matter covered hereby, and supersedes in their entirety all other agreements or understandings between or among the parties with respect to such specific subject matter.

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(l)            Specific Performance. The parties agree that irreparable damage will occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, and each party hereby agrees to waive the defense in any such suit that the other parties to this Agreement have an adequate remedy at law and to interpose no opposition, legal or otherwise, as to the propriety of injunction as a remedy, and each party hereto agrees to waive any requirement to post any bond in connection with obtaining such relief. The equitable remedies described in this Section 10(l) shall be in addition to, and not in lieu of, any other remedy to which such party is entitled at law or in equity.

[The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

FLF I Securities L.P.

By:	Fortress Lending Advisors I LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

Investor Address for Notices:

FLF I Securities L.P.
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

FLF I Securities L.P.

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

Fortress Credit Opportunities XVII CLO Limited

By:	FCO XVII CLO CM LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Deputy Chief Financial Officer

Investor Address for Notices:

FCO XVII PLYB Holdings LLC
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

FCO XVII PLYB Holdings LLC

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

Investor Address for Notices:

DBO PLYB Holdings LLC
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

DBO PLYB Holdings LLC

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

DBDB Funding LLC

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

Investor Address for Notices:

DBDB Funding LLC
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

DBDB Funding LLC

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

Fortress Credit Opportunities XI CLO Limited

By:	FCO XVII CLO CM LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Deputy Chief Financial Officer

Investor Address for Notices:

Fortress Credit Opportunities XI CLO Limited
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

Fortress Credit Opportunities XI CLO Limited

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED

By:	FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

Investor Address for Notices:

Fortress Credit Opportunities XV CLO Limited
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

Fortress Credit Opportunities XV CLO Limited

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED

By:	FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

Investor Address for Notices:

Fortress Credit Opportunities IX CLO Limited
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

Fortress Credit Opportunities IX CLO Limited

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By:	Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

Investor Address for Notices:

Drawbridge Special Opportunities Fund LP
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

Drawbridge Special Opportunities Fund LP

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

DRAWBRIDGE DSO SECURITIES LLC

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

Investor Address for Notices:

Drawbridge DSO Securities LLC
c/o Fortress Investment Group LLC
1345 Avenue of the Americas 46th Floor
New York, New York 10105
Attention: Credit Operations
Email: [***]
Phone: [***]

with a copy (which will not constitute notice) to:

Drawbridge DSO Securities LLC

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York  10105

Attention:  General Counsel

Email: [***]

Phone: [***]

with a copy (which will not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: [***]
Email: [***]

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

CION INVESTMENT CORPORATION

By:	/s/ Gregg Bresner
	Name:	Gregg Bresner
	Title:	President

Investor Address for Notices:

[***]
Chief Financial Officer
CION Investment Corporation
100 Park Avenue, 25th Floor
New York, NY 10017

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Company:

PLBY GROUP, INC.

By:	/s/ Marc Crossman
	Name:	Marc Crossman
	Title:	Chief Financial Officer

Borrower:

PLAYBOY ENTERPRISES, INC.

By:	/s/ Marc Crossman
	Name:	Marc Crossman
	Title:	Chief Financial Officer

[Signature Page to Exchange Agreement]

EXHIBIT A

Exchanges

A-1

EXHIBIT B

Certificate of Designation

(See attached.)

B-1

EXHIBIT C

Form of Registration Rights Agreement

(See attached.)

C-1

EXHIBIT D

Form of Amendment No. 3

(See attached.)

D-1